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                                                             EXHIBIT 99.2

                   Citizens Utilities Company and Subsidiaries
                           Consolidated Financial Data
                                   (unaudited)
                                                                       For the quarter ended
                                                                            March 31,
                                                                     -------------------------
                                                                                                   %
(Dollars in thousands)                                                     1998         1997      Change
                                                                   -------------------------------------
Income Statement Data
Revenues                                                              $   403,863   $  375,091       8%
Cost of services                                                          108,032      105,990       2%
Sales and marketing expenses                                                9,049       15,825     -43%
Depreciation and amortization                                              63,597       57,015      12%
Other operating expenses                                                  166,907      133,430      25%
Operating income                                                           56,278       62,831     -10%
Investment and other income                                                12,691       12,150       4%
Interest expense                                                           26,806       27,009      -1%
Income taxes                                                               11,498       15,836     -27%
Convertible preferred dividends                                             1,552        1,552       0%
Net income before cumulative effect of change in accounting principle      29,113       30,584      -5%
Cumulative effect of change in accounting principle for ELI, net of tax     2,334          -
Net income after cumulative effect of change in accounting principle       26,779       30,584
Net income excluding ELI                                                   39,454       36,485       8%

Cash Flow and Capital Expenditure Data
EBITDA (1)                                                            $   132,566   $  131,996       0%
Cash flow from operations                                                  81,438       64,092      27%
Capital expenditures                                                       74,334       73,768       1%
Free cash flow                                                              7,104       (9,676)    173%
EBITDA excluding ELI (1)                                                  142,912      137,889       4%
Cash flow from operations excluding ELI                                    87,979       69,654      26%
Capital expenditures excluding ELI                                         51,152       68,073     -25%
Free cash flow excluding ELI                                               36,827        1,581    2229%

Select Balance Sheet Data
Cash and investments                                                  $   499,943   $  543,697      -8%
Total assets                                                            4,939,831    4,540,353       9%
Net plant                                                               3,675,289    3,161,629      16%
Long-term debt                                                          1,789,683    1,554,855      15%
Equity (2)                                                              1,919,835    1,896,594       1%
Shares of common stock outstanding                                        253,425      242,300       5%
Weighted average shares outstanding (3)                                   253,151      255,677      -1%

Per-Share Data (3)
Basic net income per share of common stock (4)                        $       .12   $      .12       0%
Basic net income per share of common stock excluding ELI (4)          $       .16   $      .14      14%
Operating cash flow per share                                         $       .32   $      .25      28%
Operating cash flow per share excluding ELI                           $       .35   $      .27      30%
Book value per share                                                  $      6.79   $     6.63       2%

Other Financial Data
Long-term debt to long-term debt and equity                                    48%          45%
Long-term debt to long-term debt and equity excluding ELI                      47%          45%
Interest coverage (5)                                                         4.9x         4.9x
Interest coverage excluding ELI (5)                                           5.3x         5.1x
Common equity market capitalization (in billions)                     $       2.7   $      2.8
Equity market capitalization (in billions) (6)                        $       2.9   $      3.0
Market capitalization (in billions) (7)                               $       4.7   $      4.6
ELI public enterprise value (in billions) (8)                         $       1.1          n/a

(1) Earnings before interest expense, income taxes, depreciation and amortization.
(2) Includes convertible preferred securities.
(3) Adjusted for subsequent stock dividends and stock splits and used in the calculation of all per share data.
(4) Excludes cumulative effect of change in accounting principle for ELI.
(5) EBITDA divided by interest expense.
(6) Includes market value of convertible preferred securities.
(7) Equity market capitalization plus market value of long-term debt.
(8) Includes common equity market capitalization plus net debt.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                                      For the quarter ended
                                                                            March 31,
                                                                     -------------------------
                                                                                                        %
(Dollars in thousands, except operating data)                             1998         1997          Change
                                                                     --------------------------------------
Citizens Communications

Select Income Statement Data
Revenues
Network access services                                               $   103,886   $  102,070           2%
Local network services                                                     63,418       60,794           4%
Long distance services                                                     26,778       24,988           7%
Directory services                                                          7,783        7,583           3%
Other                                                                      11,296       12,416          -9%
Eliminations (1)                                                           (7,803)      (5,439)
Total revenues                                                            205,358      202,412           1%
Cost of services (network expenses)                                        26,560       26,470           0%
Sales and marketing expenses                                                4,109       12,920         -68%
Depreciation                                                               45,155       41,868           8%
Other operating expenses                                                  100,164       91,396          10%
Eliminations (1)                                                           (8,678)      (6,235)
Operating income                                                           38,048       35,993           6%
EBITDA margin                                                                  41%          38%
Operating margin                                                               19%          18%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                               $    83,203   $   77,861           7%
Capital expenditures                                                       36,146       50,152         -28%
Free cash flow (3)                                                         47,057       27,709          70%

Select Balance Sheet Data
Total assets                                                          $ 2,229,491   $2,201,148           1%
Net plant                                                               1,999,457    1,854,542           8%

Operating Data
Access lines                                                              883,000      844,000           5%
Long distance customers   - in territory                                  231,000      190,000          22%
                          - out of territory                               22,000       35,000         -37%
                          - total                                         253,000      225,000          12%
Revenue per access line                                               $       233   $      240          -3%
In-territory toll minutes of use (in millions)                              1,191        1,107           8%
Citizens' long distance minutes of use (in millions) - in territory           123           93          32%
                                                     - out of territory        82          103         -20%
                                                     - total long distance    205          196           5%
Citizens' long distance in territory minutes of use market share               18%          18%
Citizens' long distance in territory customer market share                     26%          23%

(1) Eliminations represent network access revenues received by the Company's local exchange operations from its long-distance operations.
(2) Operating income plus depreciation.  This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.


                                       2
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                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                           For the quarter ended
                                                                 March 31,
                                                          -------------------------
                                                                                          %
(Dollars in thousands, except operating data)                   1998         1997       Change
                                                          -------------------------------------
Electric Lightwave, Inc. (1)

Select Income Statement Data
Revenues
Dedicated services                                           $  9,107     $  6,082          50%
Local dial tone services                                        6,024        1,245         384%
Long distance service                                           1,822        1,678           9%
Enhanced services                                               3,104        1,843          68%
Eliminations (2)                                                 (875)        (796)
Total revenues                                                 19,182       10,052          91%
Cost of services (network expenses)                             9,212        4,996          84%
Gross margin                                                    9,970        5,056          97%
Sales and marketing expenses                                    4,940        2,905          70%
Depreciation                                                    3,884        2,522          54%
Other operating expenses                                       15,376        8,044          91%
Operating loss                                                (14,230)      (8,415)         69%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                                      $(10,346)    $ (5,893)         76%
Capital expenditures                                           23,182        5,695         307%
Free cash flow (4)                                            (33,528)     (11,588)        189%

Select Balance Sheet Data
Total assets                                                 $373,374     $175,323         113%
Gross plant  - owned                                          352,062      190,818          85%
             - leased                                         105,226       65,363          61%
             - total                                          457,288      256,181          79%

Operating Data
Route miles                                                     2,525        1,490          69%
Fiber miles                                                   145,350       96,609          50%
Customers                                                       1,226          861          42%
Buildings connected                                               631          460          37%
Employees                                                         670          463          45%
Revenue per employee                                         $ 28,630     $ 21,711          32%


(1)  The Company's facilities based Competitive Local Exchange Carrier ("CLEC") subsidiary, Electric Lightwave, Inc ("ELI").
(2)  Eliminations reflect intercompany activity between the Company's ELI and communications operations.
(3)  Operating loss plus depreciation.  This is the equivalent of sector EBITDA.
(4)  Operating cash flow less capital expenditures.


                                       3
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                           Citizens Utilities Company and Subsidiaries
                               Sector Financial and Operating Data

                                                                 For the quarter ended
                                                                       March 31,
                                                               ---------------------------
                                                                                              %
(Dollars in thousands, except operating data)                       1998         1997      Change
                                                               -----------------------------------
Citizens Public Services
Select Income Statement Data
Revenues
Residential distribution                                        $    99,295   $    97,288       2%
Commercial distribution                                              51,850        37,219      39%
Industrial distribution                                              17,719        19,347      -8%
Total distribution                                                  168,864       153,854      10%
Transportation / transmission                                         1,523         1,625      -6%
Other                                                                 8,936         7,148      25%
Total revenues                                                      179,323       162,627      10%
Cost of services (1)                                                 80,938        80,759       0%
Gross margin                                                         98,385        81,868      20%
Depreciation                                                         14,558        12,625      15%
Other operating expenses                                             51,367        33,990      51%
Operating income                                                     32,460        35,253      -8%
Operating margin (2)                                                     33%           43%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                                         $    47,018   $    47,878      -2%
Capital expenditures                                                  9,864        12,610     -22%
Free cash flow (4)                                                   37,154        35,268       5%

Select Balance Sheet Data
Total assets                                                    $ 1,627,873   $ 1,383,007      18%
Net plant                                                         1,261,850     1,099,915      15%

Operating Data
Customers                                                           851,230       773,020      10%
Employees                                                             1,721         1,458      18%
Net revenue (gross margin) per employee                                  57            56       2%

(1) Natural gas, electric energy and fuel oil purchased.
(2) Operating income divided by net revenues (i.e. gross margin).
(3) Operating income plus depreciation. This is the equivalent of sector EBITDA.
(4) Operating cash flow less capital expenditures.


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                              Citizens Utilities Company and Subsidiaries
                                Financial and Operating Data by Service

                                                         For the quarter ended
                                                               March 31,
                                                        -------------------------
                                                                                    %
(Dollars in thousands, except operating data)               1998        1997       Change
                                                        -------------------------------------
Citizens Public Services

Natural Gas
Select Income Statement Data
Revenues
Residential distribution                                 $  62,103   $  60,396           3%
Commercial distribution                                     35,778      21,063          70%
Industrial distribution                                      7,432       8,290         -10%
Total distribution                                         105,313      89,749          17%
Transportation                                                 952       1,080         -12%
Other                                                        5,318       3,954          34%
Total revenues                                             111,583      94,783          18%
Cost of services (natural gas purchased)                    59,194      58,569           1%
Gross margin                                                52,389      36,214          45%
Depreciation                                                 5,507       3,940          40%
Other operating expenses                                    25,040      11,802         112%
Operating income                                            21,842      20,472           7%
Operating margin (1)                                            42%         57%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                  $  27,349   $  24,412          12%
Capital expenditures                                         5,384       5,195           4%
Free cash flow (3)                                          21,965      19,217          14%

Select Balance Sheet Data
Total assets                                             $ 566,795   $ 381,117          49%
Net plant                                                  409,621     282,634          45%

Operating Data
Customers                                                  448,886     373,879          20%
Employees                                                    1,066         792          35%
Customers per employee                                         421         472         -11%
Net revenue (gross margin) per employee                         49          46           7%
Billion Cubic Feet of gas throughput (BCF)                    37.2        26.8          39%


(1) Operating income divided by net revenues (i.e. gross margin).
(2) Operating income plus depreciation.  This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.


                                       5
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                                Citizens Utilities Company and Subsidiaries
                                  Financial and Operating Data by Service

                                                              For the quarter ended
                                                                    March 31,
                                                             -------------------------
                                                                                         %
(Dollars in thousands, except operating data)                    1998        1997       Change
                                                             -------------------------------------
Citizens Public Services

Electric
Select Income Statement Data
Revenues
Residential distribution                                      $  20,779   $  20,654           1%
Commercial distribution                                          13,164      13,437          -2%
Industrial distribution                                          10,077      10,848          -7%
Total distribution                                               44,020      44,939          -2%
Transmission                                                        571         545           5%
Other                                                             2,683       2,418          11%
Total revenues                                                   47,274      47,902          -1%
Cost of services (electric energy and fuel oil purchased)        21,744      22,190          -2%
Gross margin                                                     25,530      25,712          -1%
Depreciation                                                      5,867       5,590           5%
Other operating expenses                                         13,110      10,894          20%
Operating income                                                  6,553       9,228         -29%
Operating margin (1)                                                 26%         36%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                       $  12,420   $  14,818         -16%
Capital expenditures                                              1,153       3,451         -67%
Free cash flow (3)                                               11,267      11,367          -1%

Select Balance Sheet Data
Total assets                                                  $ 489,883   $ 481,985           2%
Net plant                                                       382,479     391,039          -2%

Operating Data
Customers                                                       112,900     110,330           2%
Employees                                                           296         304          -3%
Customers per employee                                              381         363           5%
Net revenue (gross margin) per employee                              86          85           2%
Megawatt hours sold                                             419,366     399,409           5%
Megawatt hours generated                                         99,260      91,902           8%
Megawatt hours purchased                                        341,374     334,504           2%

(1) Operating income divided by net revenues (i.e. gross margin).
(2) Operating income plus depreciation.
(3) Operating cash flow less capital expenditures.


                                       6
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                             Citizens Utilities Company and Subsidiaries
                               Financial and Operating Data by Service

                                                                       For the quarter ended
                                                                             March 31,
                                                                      ------------------------
                                                                                                %
(Dollars in thousands, except operating data)                            1998        1997     Change
                                                                      --------------------------------
Citizens Public Services

Water/Wastewater
Select Income Statement Data
Revenues
Residential distribution                                               $  16,413   $  16,238       1%
Commercial distribution                                                    2,908       2,719       7%
Industrial distribution                                                      210         209       0%
Other                                                                        935         776      20%
Total revenues                                                            20,466      19,942       3%
Depreciation                                                               3,184       3,095       3%
Other operating expenses                                                  13,217      11,294      17%
Operating income                                                           4,065       5,553     -27%
Operating margin (1)                                                          20%         28%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                                $   7,249   $   8,648     -16%
Capital expenditures                                                       3,327       3,964     -16%
Free cash flow (3)                                                         3,922       4,684     -16%

Select Balance Sheet Data
Total assets                                                           $ 571,195   $ 519,905      10%
Net plant                                                                469,750     426,242      10%

Operating Data
Customers                                                                289,444     288,811       0%
Employees                                                                    359         362      -1%
Customers per employee                                                       806         798       1%
Revenue per employee                                                          57          55       3%
Billions of gallons of water delivered                                       5.4         5.5      -2%
Billions of gallons of wastewater treated                                    1.5         1.5       0%

(1) Operating income divided by revenues.
(2) Operating income plus depreciation.  This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.


The foregoing information is unaudited and should be read in conjunction with the financial statements and footnotes included in the Company's Form 10-K for the three years ended December 31, 1997 and Form
10-Q for the three months ended March 31, 1998 filed with the Securities and Exchange Commission.
Allocations of expense and other items among services and sources of revenues are derived from the
Company's books with certain adjustments.  The information is not necessarily that which would be presented for a single service on a stand-alone basis.  The Company believes its primary risk factors include, but are not limited to: changes in the local and overall economy, the nature and pace of technological change, the number and effectiveness of competitors in the Company's markets, success in marketing and selling expenditures and efforts, weather conditions, changes in legal and regulatory policy, name recognition, and the mix of products and services offered in the Company's target markets.
Any and all Company information should be evaluated in light of these important risk factors.


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